Warrants	12 Months Ended
Dec. 31, 2024
Warrants
Warrants
13.	Warrants

In connection with the issuance of ordinary shares in May 2021, the Company also issued warrants to the investors, which entitle the investors to purchase up to an aggregate of 4,047,620 ADS (representing 60,714,300 Class A ordinary Shares) at $16.38 per ADS (representing $1.09 per Class A ordinary share). Also, the Company issued warrants to two placement agents, which entitle them to purchase up to an aggregate of 674,603 ADSs (representing 10,119,045 Class A ordinary shares) at $15.75 per ADS (representing $1.05 per Class A ordinary share).

The warrants are accounted for as a liability and remeasured to fair value at the end of each reporting period utilizing the binomial option pricing model, which involves significant assumptions including the risk-free interest rate, the expected volatility, expected dividend yield and expected term, the Company classifies the valuation techniques that use these inputs as Level 3.

Fair Value at
June 23, 2022
(remeasurement date)
Risk Free Rate	2.32%-2.63%
Volatility	126.66%-140.39%
Expected dividend yield	0%
Expected term	1.9 years-2.1 years

On June 23, 2022, the Company entered into separate warrant repurchase agreements with all warrant holders. The Company paid US$6.6 million (US$1.4 per ADS) to repurchase the outstanding warrants of 4,722,223 ADSs (representing 70,833,345 Class A ordinary shares), upon which the warrant liability was extinguished. The repurchased shares were not retired and is shown as treasury stock.

Movement of warrant liability for the year ended December 31, 2022 is as follows:

For the years ended December 31,
2022
Beginning balance	10,406
Change in fair value of financial instruments other than derivatives	(3,795)
Repurchase of warrant liability	(6,611)
Ending balance	—